Exhibit 99.1

Porch Group Reports Fourth Quarter and Full Year 2021 Audited Financial Results

- Filed Annual Report on Form 10-K on March 16, 2022 -

- Reports $192.4 Million of Full Year 2021 Revenue, up 166% Year-Over-Year -

- Reiterates 2022 Guidance Provided on March 1, 2022 -

SEATTLE, March 16, 2022 – Porch Group, Inc. (“Porch” or “the Company”) (NASDAQ: PRCH), a leading vertical software company reinventing the home services and insurance industries, today filed its Annual Report on Form 10-K and reported audited financial results for the fourth quarter and full year ended December 31, 2021.

On March 1, 2022, the Company announced unaudited results for the fourth quarter and full year ended December 31, 2021. This press release updates and supersedes the press release issued on March 1, 2022 to reflect two adjustments to the Company’s financial results as a result of the completion of the 2021 audit.

Adjustments from preliminary to final results:

	Fourth quarter 2021			Full year 2021
($ thousands)	Preliminary	Change	Final	Preliminary	Change	Final
Revenue	51,581	-	51,581	192,433	-	192,433
Operating loss	(20,846)	2,473	(18,373)	(85,838)	2,473	(83,365)
GAAP net (loss)	(22,582)	2,473	(20,109)	(109,079)	2,473	(106,606)
Adj. EBITDA (loss)	(7,848)	2,473	(5,375)	(26,493)	2,473	(24,020)

Operating expenses were reduced by approximately $2.5 million at our insurance carrier subsidiary related to the final determination of the amortization of deferred policy acquisition costs, and approximately $3.4 million of expense at our insurance carrier subsidiary was reclassified from general & administrative to cost of revenue. Aside from these two adjustments and related effects, there were no other changes to the 2021 information included in the March 1, 2022 press release. Please see tables included in this release for detailed comparison of unaudited to final audited results.

CEO Summary

“Two weeks ago, we announced our unaudited fourth quarter and full year 2021 earnings as well as provided guidance for 2022. I am pleased to now report our audited results for 2021,” said Matt Ehrlichman, Founder, Chairman and CEO. “We are excited about what is ahead and reiterate our guidance provided on March 1, 2022.”

Fourth Quarter 2021 Financial Results

•	Includes impact of reduction in operating expenses related to final determination of amortization of deferred policy acquisition costs.

•	Includes a one-time change in revenue recognition of Porch’s Homeowners of America (“HOA”) insurance business, adjusting approximately $7.5M of 2021 claims fees from revenue to a contra claims expense. This adjustment reflected the full period Porch owned HOA in 2021 and was applied in total to Q4 2021 results.

•	Total revenue for the fourth quarter of 2021 was $51.6 million, an increase of 177% from $18.6 million in the fourth quarter of 2020.

•	Revenue less cost of revenue for the fourth quarter 2021 was $37.4 million or 73% of total revenue, compared to $14.3 million or 77% of total revenue for the fourth quarter of 2020.

•	Contribution margin was $19.0 million or 37% of total revenue, compared to $5.4 million or 29% of total revenue for the fourth quarter of 2020.

•	GAAP net loss for the fourth quarter of 2021 totaled $20.1 million, compared to a GAAP net loss of $20.5 million for the fourth quarter of 2020.

•	Adjusted EBITDA loss for the fourth quarter of 2021 totaled $5.4 million or -10% of total revenue, compared to an Adjusted EBITDA loss of $4.0 million or -22% of total revenue for the fourth quarter of 2020.

Segment Results for the Fourth Quarter 2021

•	Vertical Software revenue for the quarter was $35.5 million, revenue less cost of revenue was $24.1 million or 68% of Vertical Software revenue, contribution margin was $14.0 million or 39% of Vertical Software revenue and Adjusted EBITDA was $3.2 million or 9% of Vertical Software revenue.

•	Insurance revenue for the quarter was $16.1 million, revenue less cost of revenue was $13.3 million or 83% of Insurance revenue, contribution margin was $5.3 million or 33% of Insurance revenue and Adjusted EBITDA was $5.9 million or 37% of Insurance revenue.

o	Includes impact of reduction in operating expenses related to final determination of amortization of deferred policy acquisition costs.

o	Reflects the full year 2021 impact of HOA’s revenue recognition change.

•	Insurance gross written premium for the quarter was $101 million with 304 thousand policyholders.

Fourth Quarter 2021 and Recent Operational Highlights

-	Announced the acquisition of Floify, a leading SaaS provider for mortgage companies and loan officers.

-	Homeowners of America, a Porch Group Subsidiary, continued its nationwide expansion plan, now operating in 15 states.

-	Launched nationwide inspection pop-up conferences for home inspectors on its Inspection Fuel Tour.

-	Announced the addition of a new Pay-At-Close module to its suite of software solutions provided to home inspection companies through its inspection software business, Inspection Support Network.

Fourth Quarter 2021 Key Performance Indicators (KPIs)

Software and services to companies:

•	Average number of companies increased to 24,603 from 11,157 in Q4 2020.

•	Average revenue per company per month increased 26% to $699 from $556 in Q4 2020.

Monetized services for consumers:

•	Number of monetized services was 260,352 in Q4 2021, up from 169,949 in Q4 2020.

•	Average revenue per monetized service was $132, a 35% increase from $98 in Q4 2020.

Full Year 2021 Audited Financial Results

•	Includes impact of reduction in operating expenses related to final determination of amortization of deferred policy acquisition costs.

•	Total revenue for the full year 2021 was $192.4 million, an increase of 166% from total revenue of $72.3 million for the full year 2020.

•	Revenue less cost of revenue for the full year 2021 was $133.7 million or 69% of total revenue for the full year 2021, compared to $54.7 million or 76% of total revenue for the full year 2020.

•	Contribution margin was $75.4 million for the full year 2021 or 39% of total revenue for the full year 2021, compared to $22.4 million or 31% of total revenue for the full year 2020.

•	GAAP net loss for the full year of 2021 totaled $106.6 million, compared to a GAAP net loss of $54.0 million for the full year 2020.

•	Adjusted EBITDA loss, a non-GAAP metric, for the full year 2021 totaled $24.0 or -12.5% of total revenue, an improvement on a percentage basis from the Adjusted EBITDA loss of $18.3 million or -25% of total revenue for the full year 2020.

Segment Results for the Full Year 2021

•	Vertical Software revenue for the full year 2021 was $137.2 million, revenue less cost of revenue was $96.6 million or 70% of full year Vertical Software revenue, contribution margin was $57.4 or 42% of Vertical Software revenue, and Adjusted EBITDA was $20.7 million or 15% of Vertical Software revenue.

•	Insurance revenue was $55.3 million, revenue less cost of revenue $37.1 million or 67% of Insurance revenue, contribution margin was $20.4 million or 37% of Insurance revenue and Adjusted EBITDA was $9.0 million or 16% of Insurance revenue.

o	Includes impact of reduction in operating expenses related to final determination of amortization of deferred policy acquisition costs.

•	Insurance gross written premium for the year was $307 million.

Acquisition of Residential Warranty Services

On February 28th Porch signed a definitive agreement for the acquisition of certain businesses relating to home warranty products and inspector-centric software and services from Residential Warranty Services, Inc. (“RWS”). Total consideration is $33 million including $29 million of cash, $4 million of Porch stock and additional contingent consideration tied to the performance of a recently launched business line. Of the total consideration, $4.95 million was paid at signing. Full year 2022 revenue impact to Porch is expected to be approximately $8 million, with approximately $10 million of expected annualized revenue. The acquisition is targeted to close in early Q2 2022.

Full Year 2022 Financial Outlook

Porch provides guidance based on current market conditions and expectations.

2022E Guidance[1]
Gross Written Premium ~$600M (95% year-over-year growth)
Revenue ~$320M (66% year-over-year growth)
Revenue Less Cost of Revenue ~$210M (53% year-over-year growth)
Adj. EBITDA ~-9% and >-$26.5M (>400 basis points of Adj EBITDA margin improvement)

1 Guidance includes impact of announced but not yet closed acquisitions of CSE and RWS

Porch is not providing reconciliations of expected Adjusted EBITDA margin or contribution margin for future periods to the most directly comparable measures prepared in accordance with GAAP because Porch is unable to provide these reconciliations without unreasonable effort because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of Porch’s control.

In preparing the Company’s financial statements as of and for the year ended December 31, 2021, the Company identified material weaknesses in its internal controls over financial reporting. While these material weaknesses create a reasonable possibility that an error in financial reporting may go undetected, no material adjustments, restatement or other revisions to previously issued financial statements are required. More information on these material weaknesses and Porch’s plans for remediation can be found in its Annual Report on Form 10-K filed on March 16, 2022.

About Porch Group

Seattle-based Porch Group, the vertical software platform for the home, provides software and services to more than 24,000 home services companies such as home inspectors, mortgage companies and loan officers, title companies, moving companies, real estate agencies, utility companies, and warranty companies. Through these relationships and its multiple brands, Porch provides a moving concierge service to homebuyers, helping them save time and make better decisions on critical services, including insurance, warranty, moving, security, TV/internet, home repair and improvement, and more. To learn more about Porch, visit porchgroup.com or porch.com.

Forward-Looking Statements

Certain statements in this release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Porch’s future financial or operating performance. For example, projections of future revenue, contribution margin, Adjusted EBITDA and other metrics, business strategy and plans, and anticipated impacts from pending or completed acquisitions, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Porch and its management at the time they are made, are inherently uncertain.  Factors that may cause actual results to differ materially from current expectations include, but are not limited to:  (1) expansion plans and opportunities, including recently completed acquisitions as well as future acquisitions or additional business combinations; (2) costs related to being a public company; (3) litigation, complaints, and/or adverse publicity; (4) the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability; (5) further expansion into the insurance industry, and the related federal and state regulatory requirements; (6) privacy and data protection laws, privacy or data breaches, or the loss of data; (7) the duration and scope of the COVID-19 pandemic and its continued effect on the business and financial conditions of Porch; and (8) other risks and uncertainties described in Porch’s most recent Form 10-K and subsequent reports filed with the Securities and Exchange Commission (the “SEC”), such as Porch’s quarterly reports on Form 10-Q, as well as in its subsequent reports on Form 8-K, all of which are available on the SEC’s website at www.sec.gov.

Nothing in this release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date of this release. Unless specifically indicated otherwise, the forward-looking statements in this release do not reflect the potential impact of any divestitures, mergers, acquisitions, or other business combinations that have not been completed as of the date of this release. Porch does not undertake any duty to update these forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, except as may be required by law.

Non-GAAP Financial Measures

This release includes one or more non-GAAP financial measures, such as Adjusted EBITDA (loss), Adjusted EBITDA (loss) as a percentage of revenue, contribution margin, and average revenue per monetized service.

Porch defines Adjusted EBITDA (loss) as net income (loss) adjusted for interest expense, net, income taxes, other expenses, net, depreciation and amortization, certain non-cash long-lived asset impairment charges, stock-based compensation expense and acquisition-related impacts, including compensation to the sellers that requires future service, amortization of intangible assets, gains (losses) recognized on changes in the value of contingent consideration arrangements, if any, gain or loss on divestures and certain transaction costs. Adjusted EBITDA (loss) as a percentage of revenue is defined as Adjusted EBITDA (loss) divided by GAAP total revenue. Contribution margin is defined as revenue less all variable expenses, including cost of revenue, variable marketing and sales. Average revenue per monetized services in quarter is the average revenue generated per monetized service performed in a quarterly period. When calculating average revenue per monetized service in quarter, average revenue is defined as total quarterly monetized service revenues generated from monetized services.

Porch management uses these non-GAAP financial measures as supplemental measures of Porch’s operating and financial performance, for internal budgeting and forecasting purposes, to evaluate financial and strategic planning matters, and to establish certain performance goals for incentive programs.  Porch believes that the use of these non-GAAP financial measures provides investors with useful information to evaluate Porch’s operating and financial performance and trends and in comparing Porch’s financial results with competitors, other similar companies and companies across different industries, many of which present similar non-GAAP financial measures to investors. However, Porch's definitions and methodology in calculating these non-GAAP measures may not be comparable to those used by other companies.  In addition, Porch may modify the presentation of these non-GAAP financial measures in the future, and any such modification may be material.

You should not consider these non-GAAP financial measures in isolation, as a substitute to or superior to financial performance measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude specified income and expenses, some of which may be significant or material, that are required by GAAP to be recorded in Porch’s consolidated financial statements. Porch may also incur future income or expenses similar to those excluded from these non-GAAP financial measures, and Porch’s presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or non-recurring items. In addition, these non-GAAP financial measures reflect the exercise of management judgment about which income and expense are included or excluded in determining these non-GAAP financial measures.

You should review the tables accompanying this release for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure. Porch is not providing reconciliations of non-GAAP financial measures for future periods to the most directly comparable measures prepared in accordance with GAAP.  Porch is unable to provide these reconciliations without unreasonable effort because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of Porch’s control.

PORCH GROUP, INC.

Consolidated Balance Sheets
December 31, 2021 and 2020
(all numbers in thousands, except share amounts, audited)

	December 31,
	2021	2020
Assets
Current assets
Cash and cash equivalents	$315,741	$196,046
Accounts receivable, net	28,767	4,268
Short-term investments	9,251	—
Reinsurance balance due	228,416	—
Prepaid expenses and other current assets	14,338	4,080
Restricted cash	8,551	11,407
Total current assets	605,064	215,801
Property, equipment, and software, net	6,666	4,593
Operating lease right-of-use assets	4,504	—
Goodwill	225,654	28,289
Long-term investments	58,324	—
Intangible assets, net	129,830	15,961
Restricted cash, non-current	500	—
Long-term insurance commissions receivable	7,521	3,365
Other assets	684	378
Total assets	$1,038,747	$268,387

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$6,965	$9,203
Accrued expenses and other current liabilities	37,675	9,905
Deferred revenue	201,085	5,208
Refundable customer deposit	15,274	2,664
Current portion of long-term debt	150	4,746
Losses and loss adjustment expense reserves	61,949	—
Other insurance liabilities, current	40,024	—
Total current liabilities	363,122	31,726
Long-term debt	414,585	43,237
Operating lease liabilities, non-current	2,694	—
Refundable customer deposit, non-current	—	529
Earnout liability, at fair value	13,866	50,238
Private warrant liability, at fair value	15,193	31,534
Other liabilities (includes $9,617 and $3,549 at fair value, respectively)	12,242	3,798
Total liabilities	821,702	161,062
Commitments and contingencies (Note 16)
Stockholders’ equity
Common stock, $0.0001 par value:	10	8
Authorized shares – 400,000,000 and 400,000,000, respectively
Issued and outstanding shares – 97,961,597 and 81,669,151, respectively
Additional paid-in capital	641,406	424,823
Accumulated other comprehensive loss	(259)	—
Accumulated deficit	(424,112)	(317,506)
Total stockholders’ equity	217,045	107,325
Total liabilities and stockholders’ equity	$1,038,747	$268,387

PORCH GROUP, INC.

Consolidated Statements of Operations
Years Ended December 31, 2021, 2020 and 2019
(all numbers in thousands, except share amounts, audited)

	2021	2020	2019
Revenue	$192,433	$72,299	$77,595
Operating expenses(1):
Cost of revenue	58,725	17,562	21,500
Selling and marketing	84,273	41,665	56,220
Product and technology	47,005	28,546	30,992
General and administrative	85,795	28,199	52,011
Gain on divestiture of businesses	—	(1,442)	4,994
Total operating expenses	275,798	114,530	165,717
Operating loss	(83,365)	(42,231)	(88,122)
Other income (expense):
Interest expense	(5,757)	(14,734)	(7,134)
Change in fair value of earnout liability	(18,519)	—	—
Change in fair value of private warrant liability	(15,389)	2,427	—
Gain (loss) on extinguishment of debt	5,110	5,748	(483)
Investment income and realized gains, net of investment expenses	701	—	—
Other income (expense), net	340	(6,931)	(7,484)
Total other income (expense)	(33,514)	(13,490)	(15,101)
Loss before income taxes	(116,879)	(55,721)	(103,223)
Income tax benefit (expense)	10,273	1,689	(96)
Net loss	$(106,606)	$(54,032)	$(103,319)
Induced conversion of preferred stock	—	(17,284)	—
Net loss attributable to common stockholders	$(106,606)	$(71,316)	$(103,319)

Loss per share - basic	$(1.14)	$(1.96)	$(3.31)
Loss per share - diluted (Note 19)	$(1.14)	$(2.03)	$(3.31)

Shares used in computing basic loss per share	93,884,566	36,344,234	31,170,351
Shares used in computing diluted loss per share	93,884,566	36,374,215	31,170,351

(1)	Amounts include stock-based compensation expense, as follows:

	2021	2020	2019
Cost of revenue	$1	$2	$9
Selling and marketing	5,584	1,901	477
Product and technology	7,223	5,248	747
General and administrative	25,784	4,145	34,739
	$38,592	$11,296	$35,972

PORCH GROUP, INC.

Consolidated Statements of Comprehensive Loss
Years Ended December 31, 2021, 2020 and 2019
(all numbers in thousands, except share amounts, audited)

	Year Ended December 31,
	2021	2020	2019
Net loss	$(106,606)	$(54,032)	$(103,319)
Other comprehensive income (loss):
Current period change in net unrealized loss, net of tax	(259)	—	—
Comprehensive loss	$(106,865)	$(54,032)	$(103,319)

PORCH GROUP, INC.

Consolidated Statements of Stockholders’ Equity (Deficit)
Years Ended December 31, 2021, 2020 and 2019
(all numbers in thousands, except share amounts, audited)

	Redeemable Convertible				Additional		Total
	Preferred Stock		Common Stock		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Equity (Deficit)
Balances as of January 1, 2019	42,104,419	$119,000	20,475,883	$205	$10,615	$(160,662)	$(149,842)
Retroactive application of recapitalization(1)	(42,104,419)	(119,000)	8,937,724	(202)	119,202	—	119,000
Adjusted balance, beginning of period	—	—	29,413,607	3	129,817	(160,662)	(30,842)
Cumulative effect of a change in accounting principle	—	—	—	—	—	507	507
Net loss	—	—	—	—	—	(103,319)	(103,319)
Stock-based compensation	—	—	—	—	35,972	—	35,972
Issuance of Series B and Series C redeemable convertible preferred stock(1)	—	—	3,944,897	—	37,274	—	37,274
Issuance of common stock for acquisitions	—	—	271,287	—	479	—	479
Adjustment to purchase price consideration	—	—	—	—	(290)	—	(290)
Issuance of common stock warrants	—	—	—	—	168	—	168
Vesting of restricted stock awards issued for acquisitions	—	—	516,539		—	—	—
Proceeds from issuance of redeemable convertible preferred stock warrants	—	—	—	—	4	—	4
Exercise of stock options	—	—	74,980	—	110	—	110
Shares repurchased	—	—	(23,488)	—	(42)	—	(42)
Balances as of December 31, 2019	—	$—	34,197,822	$3	$203,492	$(263,474)	$(59,979)
Net loss	—	—	—	—	—	(54,032)	(54,032)
Stock-based compensation	—	—	—	—	10,660	—	10,660
Stock-based compensation - earnout	—	—	1,976,332	—	636	—	636
Issuance of Series B and Series C redeemable convertible preferred stock(1)	—	—	682,539	—	4,836	—	4,836
Conversion of convertible notes to Series C redeemable convertible preferred stock(1)	—	—	198,750	—	1,436	—	1,436
Repurchase of redeemable convertible preferred stock	—	—	(75,162)	—	(480)	—	(480)
Issuance of common stock warrants	—	—	—	—	44	—	44
Vesting of restricted stock awards issued for acquisitions	—	—	472,141	—	—	—	—
Issuance of common stock for acquisitions	—	—	785,330	—	6,898	—	6,898
Exercise of stock options and warrants	—	—	505,711	—	1,029	—	1,029
Net share settlement of common stock options and restricted stock units	—	—	1,189,911	—	—	—	—
Shareholder contribution	—	—	—	—	17,584	—	17,584
Inducement to convert preferred stock	—	—	—	—	(17,284)	—	(17,284)
Impacts of recognition of contingent beneficial conversion feature	—	—	—	—	(5,208)	—	(5,208)
Conversion of common stock warrants into common stock	—	—	1,705,266	—	—	—	—
Conversion of redeemable convertible preferred stock warrants into common stock	—	—	702,791	—	11,029	—	11,029
Recapitalization and PIPE financing	—	—	35,304,052	5	239,722	—	239,727
Tax impacts of recapitalization	—	—	—	—	187	—	187
Earnout liability	—	—	4,023,668	—	(50,238)	—	(50,238)
Cancellation of redeemable convertible preferred stock repurchase liability	—	—	—	—	480	—	480
Balances as of December 31, 2020	—	$—	81,669,151	$8	$424,823	$(317,506)	$107,325

(1) Issuance of redeemable convertible preferred stock and convertible preferred stock warrants have been retroactively restated to give effect to the recapitalization transaction.

PORCH GROUP, INC.

Consolidated Statements of Stockholders’ Equity (Deficit) - Continued
Years Ended December 31, 2021, 2020 and 2019
(all numbers in thousands, except share amounts, audited)

					Accumulated
			Additional		Other	Total
	Common Stock		Paid-in	Accumulated	Comprehensive	Stockholders’
	Shares	Amount	Capital	Deficit	Loss	Equity
Balances as of January 1, 2021	81,669,151	$8	$424,823	$(317,506)	$—	$107,325
Net loss	—	—	—	(106,606)	(259)	(106,865)
Stock-based compensation	—	—	15,631	—	—	15,631
Stock-based compensation - earnout	—	—	22,961	—	—	22,961
Issuance of common stock for acquisitions	2,042,652	1	35,706	—	—	35,707
Contingent consideration for acquisitions	—	—	6,685	—	—	6,685
Reclassification of earnout liability upon vesting	—	—	54,891	—	—	54,891
Reclassification of private warrant liability upon exercise	—	—	31,730	—	—	31,730
Vesting of restricted stock awards	2,549,223	—	—	—	—	—
Exercise of stock warrants	11,521,412	1	126,768	—	—	126,769
Exercise of stock options	1,700,557	—	4,326	—	—	4,326
Income tax withholdings	(1,521,398)	—	(28,940)	—	—	(28,940)
Capped call transactions	—	—	(52,913)	—	—	(52,913)
Transaction costs	—	—	(262)	—	—	(262)
Balances as of December 31, 2021	97,961,597	$10	$641,406	$(424,112)	$(259)	$217,045

PORCH GROUP, INC.

Consolidated Statements of Cash Flows
Years Ended December 31, 2021, 2020 and 2019
(all numbers in thousands, except share amounts, audited)

	Year Ended December 31,
	2021	2020	2019
Cash flows from operating activities:
Net loss	$(106,606)	$(54,032)	$(103,319)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	16,386	6,644	7,377
Amortization of operating lease right-of-use assets	1,861	—	—
Loss on sale and impairment of long-lived assets	595	895	1,088
Loss (gain) on extinguishment of debt	(5,110)	(5,748)	483
Loss on remeasurement of debt	—	895	6,159
Loss (gain) on divestiture of businesses	—	(1,442)	4,994
Loss on remeasurement of Legacy Porch warrants	—	2,584	2,090
Loss on remeasurement of private warrant liability	15,389	(2,427)	—
Loss (gain) on remeasurement of contingent consideration	(2,244)	1,700	(300)
Loss on remeasurement of earnout liability	18,519	—	—
Stock-based compensation	38,592	11,296	35,972
Amortization of premium/accretion of discount, net	369	—	—
Net realized losses on investments	67	—	—
Interest expense (non-cash)	2,387	7,488	2,369
Other	1,055	(23)	580
Change in operating assets and liabilities, net of acquisitions and divestitures
Accounts receivable	(2,905)	203	(1,840)
Reinsurance balance due	(15,343)	—	—
Prepaid expenses and other current assets	(5,323)	(2,587)	603
Accounts payable	(11,779)	4,092	2,361
Accrued expenses and other current liabilities	(15,981)	(15,946)	7,704
Losses and loss adjustment expense reserves	(22,417)	—	—
Other insurance liabilities, current	14,396	—	—
Deferred revenue	53,556	2,206	(803)
Refundable customer deposits	(3,545)	(3,521)	6,122
Long-term insurance commissions receivable	(4,156)	(3,365)	—
Operating lease liabilities, non-current	(2,141)	—	—
Other	(399)	2,419	(975)
Net cash used in operating activities	(34,777)	(48,669)	(29,335)
Cash flows from investing activities:
Purchases of property and equipment	(972)	(279)	(478)
Capitalized internal use software development costs	(3,719)	(2,601)	(4,096)
Purchases of short-term and long-term investments	(24,006)	—	—
Maturities, sales of short-term and long-term investments	21,694	—	—
Acquisitions, net of cash acquired	(256,430)	(7,791)	116
Divestiture of businesses net of cash disposed	—	—	(750)
Net cash used in investing activities	(263,433)	(10,671)	(5,208)
Cash flows from financing activities:
Proceeds from recapitalization and PIPE financing	—	305,133	—
Distribution to stockholders	—	(30,000)	—
Transaction costs - recapitalization	(262)	(5,652)	—
Proceeds from debt issuance, net of fees	413,537	66,190	31,300
Repayments of principal and related fees	(46,965)	(81,640)	(202)
Proceeds from issuance of redeemable convertible preferred stock, net of fees	—	4,714	3,274
Capped call transactions	(52,913)	—	—
Proceeds from exercises of warrants	126,741	—	—
Proceeds from exercises of stock options and Legacy Porch warrants	4,288	911	114
Income tax withholdings paid upon vesting of restricted stock units	(28,877)	—	—
Repurchase of stock	—	(42)	—
Net cash provided by financing activities	415,549	259,614	34,486
Net change in cash, cash equivalents, and restricted cash	$117,339	$200,274	$(57)
Cash, cash equivalents, and restricted cash, beginning of period	$207,453	$7,179	$7,236
Cash, cash equivalents, and restricted cash end of period	$324,792	$207,453	$7,179

PORCH GROUP, INC.

Consolidated Statements of Cash Flows - Continued
Years Ended December 31, 2021, 2020 and 2019
(all numbers in thousands, except share amounts, audited

	Year Ended December 31,
	2021	2020	2019
Supplemental disclosures
Cash paid for interest	$2,662	$9,103	$3,466
Reduction of earnout liability due to a vesting event	$54,891	$—	$—
Non-cash consideration for acquisitions	$52,761	$9,295	$479
Conversion of redeemable convertible preferred stock warrants into common stock	$—	$11,029	$—
Earnout liability	$—	$50,238	$—
Private warrant liability	$—	$31,534	$—
Capital contribution from a shareholder - inducement to convert preferred stock to common	$—	$17,284	$—
Non-cash inducement to convert preferred stock to common	$—	$17,284	$—
Debt discount for warrants issued (non-cash)	$—	$1,215	$3,700
Cancelation of a convertible promissory note on divestiture of a business	$—	$2,724	$—
Conversion of debt to redeemable convertible preferred stock (non-cash)	$—	$1,436	$34,105
Capital contribution from a shareholder - guarantee of debt	$—	$300	$—

PORCH GROUP, INC.

Adjusted EBITDA (loss)

Three Months Ended December 31, 2021

(all numbers in thousands)

	CORPORATE	INSURANCE	VERTICAL SOFTWARE	Consolidated
Adjusted EBITDA (loss)	$(14,476)	$5,922	$3,180	$(5,375)
	N/A	37%	9%	-10%
Less:
Acquisition and related expense	795	29	-	824
Loss on re-measurement of warrants	(2,132)	-	-	(2,132)
Loss on re-measurement of earnout liability	3,131	-	-	3,131
Revaluation of contingent consideration	(2,427)	-	563	(1,864)
Non-cash bonus expense	(1,378)	-	-	(1,378)
Non-cash stock-based compensation	6,489	400	2,342	9,231
Non-cash long-lived asset impairment charge	50	-	285	335
Other, net	(38)	0	(78)	(115)
Depreciation and amortization	597	1,001	4,000	5,598
Income tax expense (benefit)	(1,135)	778	2	(356)
Interest expense	1,348	444	(332)	1,460
Net income (loss)	$(19,775)	$3,269	$(3,603)	$(20,109)

PORCH GROUP, INC.

Adjusted EBITDA

Twelve Months Ended December 31, 2021

(all numbers in thousands)

	CORPORATE	INSURANCE	VERTICAL SOFTWARE	Consolidated
Adjusted EBITDA (loss)	$(53,760)	$9,007	$20,733	$(24,020)
	N/A	16%	15%	-12.5%
Less:
Acquisition and related expense	5, 331	29	-	5,360
Loss on re-measurement of warrants	15,389	-	-	15,389
Loss on re-measurement of earnout liability	18,519	-	-	18,519
Revaluation of contingent consideration	(2,807)	-	563	(2,244)
Non-cash stock-based compensation	33,180	876	4,537	38,592
Non-cash long-lived asset impairment charge	252	-	298	550
Other, net	(81)	(1)	(259)	(340)
Loss on extinguishment of debt	(5,099)	-	(11)	(5,110)
Depreciation and amortization	2,915	3,432	10,039	16,386
Income tax benefit	(8,139)	(1,788)	(346)	(10,273)
Interest expense	4,739	508	510	5,757
Net income (loss)	$(117,959)	$5,950	$5,402	$(106,606)

PORCH GROUP, INC.

Monetized Services Revenue
Three Months and Year Ended December 31, 2021
(all numbers in thousands)

	2021	2021
Monetized Services Revenue	$34,366	$137,383
Other Operating Revenue	17,215	55,050
Total Revenue	$51,581	$192,433

PORCH GROUP, INC.

Revenue Less Cost of Revenue and Contribution Margin
Three Months Ended December 31, 2021
(all numbers in thousands)

	CORPORATE	INSURANCE	VERTICAL SOFTWARE	Consolidated
Revenue	$-	$16,060	$35,520	$51,581
Cost of Revenue	$-	$2,725	$11,412	$14,137
Revenue Less Cost of Revenue	$-	$13,335	$24,108	$37,443
	N/A	83%	68%	73%

Revenue	$-	$16,060	$35,520	$51,581
Cost of Revenue	$-	$2,725	$11,412	$14,137
Sales & Marketing (Variable)	$287	$8,065	$10,089	$18,440
Contribution Margin	$(287)	$5,271	$14,019	$19,003
	N/A	33%	39%	37%

Sales & Marketing (Fixed)	$905	$473	$3,816	$5,195
Product & Technology	$6,003	$621	$6,223	$12,847
General & Administrative	$11,407	$(64)	$7,991	$19,335
Total Operating Expenses	$18,602	$11,820	$39,531	$69,954
Operating Loss	$(18,602)	$4,240	$(4,011)	$(18,373)

PORCH GROUP, INC.

Revenue Less Cost of Revenue and Contribution Margin
Twelve Months Ended December 31, 2021
(all numbers in thousands)

	CORPORATE	INSURANCE	VERTICAL SOFTWARE	Consolidated
Revenue	$-	$55,283	$137,150	$192,433
Cost of Revenue	$-	$18,133	$40,591	$58,724
Revenue Less Cost of Revenue	$-	$37,150	$96,559	$133,709
	N/A	67%	70%	69%

Revenue	$-	$55,283	$137,150	$192,433
Cost of Revenue	$-	$18,133	$40,591	$58,724
Sales & Marketing (Variable)	$2,444	$16,763	$39,111	$58,317
Contribution Margin	$(2,444)	$20,388	$57,448	$75,392
	N/A	37%	42%	39%

Sales & Marketing (Fixed)	$5,416	$7,059	$13,479	$25,954
Product & Technology	$26,675	$1,055	$19,276	$47,005
General & Administrative	$58,100	$8,284	$19,414	$85,798
Total Operating Expenses	$92,635	$51,293	$131,870	$275,798
Operating Loss	$(92,635)	$3,990	$5,280	$(83,365)

Comparison of Preliminary Results to Final Results

Fourth Quarter 2021

	Insurance		Vertical Software		Total
($ thousands)	Preliminary	Final	Preliminary	Final	Preliminary	Final
Revenue	16,060	16,060	35,520	35,520	51,581	51,581
Revenue Less Cost of Revenue	16,775	13,335	24,108	24,108	40,883	37,443
Revenue Less Cost of Revenue %	104%	83%	68%	68%	79%	73%
Contribution Margin	8,711	5,271	14,019	14,019	22,443	19,003
Contribution Margin %	54%	33%	39%	39%	44%	37%
GAAP net (loss)	N/A	N/A	N/A	N/A	(22,582)	(20,109)
Adj. EBITDA (loss)	3,449	5,922	3,180	3,180	(7,848)	(5,375)
Adj. EBITDA %	21%	37%	9%	9%	-15%	-10%

Operating expenses were reduced by approximately $2.5 million at our insurance carrier subsidiary related to the final determination of the amortization of deferred policy acquisition costs, and approximately $3.4 million of expense at our insurance carrier subsidiary was reclassified from general & administrative to cost of revenue.

Full Year 2021

	Insurance		Vertical Software		Total
($ thousands)	Preliminary	Final	Preliminary	Final	Preliminary	Final
Revenue	55,283	55,283	137,150	137,150	192,433	192,433
Revenue Less Cost of Revenue	40,590	37,150	96,559	96,559	137,149	133,709
Revenue Less Cost of Revenue %	73%	67%	70%	70%	71%	69.5%
Contribution Margin	23,828	20,388	57,448	57,448	78,832	75,392
Contribution Margin %	43%	37%	42%	42%	41%	39.2%
GAAP net (loss)	N/A	N/A	N/A	N/A	(109,079)	(106,606)
Adj. EBITDA (loss)	6,533	9,007	20,733	20,733	(26,493)	(24,020)
Adj. EBITDA %	12%	16%	15%	15%	-13.8%	-12.5%

Operating expenses were reduced by approximately $2.5 million at our insurance carrier subsidiary related to the final determination of the amortization of deferred policy acquisition costs, and approximately $3.4 million of expense at our insurance carrier subsidiary was reclassified from general & administrative to cost of revenue.

Investor Relations Contacts:

Walter Ruddy, Head of Investor Relations & Treasury
Porch Group, Inc.
(206) 715-2369
walter@porch.com

Matt Glover/Alex Thompson

Gateway Group, Inc.

(949) 574-3860

PRCH@gatewayir.com

Porch Press contact:
Catherine Adcock
Gateway Group, Inc.
(949) 386-6332

PRCH@gatewayir.com